UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Form 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2024

ZEO SCIENTIFIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3321 College Avenue, Suite 246 Davie, Florida	33314
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 963-7881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Form 8-K/A (this “Report”), and unless otherwise indicated, the terms “the Company,” “ZEO,” “we,” “us” and “our” refer to Zeo ScientifiX, Inc.

EXPLANATORY NOTE

On November 15, 2024, ZEO filed a Current Report on Form 8-K, pursuant to which under “Item 7.01 Regulation FD Disclosure,” we disclosed that Robin L. Smith, M.D., MBA, a co-founder of our affiliate, Exotropin, LLC (“Exotropin”), was conducting a presentation at the Medical Aesthetics Professionals (“MAP”) meeting being held in Scottsdale, Arizona and pursuant to Item 7.01, furnished, but did not file, a copy of the PowerPoint slides (the “PowerPoint Presentation”) pertaining to ZEO HAIR GROW™ Powered By Exotropin™, our new product developed in collaboration with Exotropin, which was introduced at the MAP meeting. It has subsequently come to the Company’s attention that one of the slides in the furnished PowerPoint Presentation contained graphical errors. Accordingly, we are filing this Report to amend the previously filed Form 8-K, to furnish (but not file) a corrected copy of the PowerPoint Presentation.

Item 7.01	Regulation FD Disclosure.

On November 15, 2024, Robin L. Smith, M.D., M.B.A., a co-founder of Exotropin, LLC (“Exotropin”), will be conducting a presentation entitled “Exosomes are the new Frontier in Aesthetics: Not All Exosomes are Alike” at the Medical Aesthetics Professionals (“MAP”) meeting being held in Scottsdale, Arizona., Exotropin is a privately-held developer of advanced cosmeceuticals using exosomes and other proprietary technology. ZEO holds a minority equity interest in Exotropin and is collaborating with Exotropin on the development of various products, including, ZEO HAIR GROW™ Powered By Exotropin™, which is being introduced at the MAP meeting and which is featured in the presentation.

A copy of the PowerPoint slides pertaining to the ZEO HAIR GROW™ Powered By Exotropin™ to be used in connection with Dr. Smith’s presentation is attached as Exhibit 99.1 to this Report.

The foregoing information, including the PowerPoint presentation attached as Exhibit 99.1 to this Report, is being furnished pursuant to Item 7.01 of this Current Report and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1*	November 15, 2024 PowerPoint Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2024	ZEO SCIENTIFIX, INC.

	By:	/s/ Ian T. Bothwell
Ian T. Bothwell
Interim Chief Executive Officer and Chief Financial Officer

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